Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

     The undersigned,  Anthony J. Armini, the Chief Executive Officer of Implant Sciences Corporation, a Massachusetts corporation  (the “Company”),  pursuant to 18 U.S.C. 1350, as adopted pursuant to Section  906 of the Sarbanes-Oxley Act of 2002, hereby certifies that:

     (1)       the Company’s Quarterly Report on Form 10-QSB/A for the fiscal quarter ended March 31,  2004 (the   “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     (2)           the information contained in the Report fairly presents, in all material respects, the financial condition and results of  operations of the Company.

Dated:  September 1, 2004

/s/ Anthony J. Armini

Anthony J. Armini

President and Chief Executive Officer

     This certification is being furnished to the SEC with  this Report on Form 10-QSB pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934.